UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

NSTAR

(Exact name of registrant as specified in its charter)

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2007

Registrant, Address and Telephone Number

NSTAR
800 Boylston Street
Boston, Massachusetts 02199
Telephone (617) 424-2000

Commission File Number	State of Incorporation	I.R.S. Employer Identification No.

1-14768	Massachusetts	04-3466300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 26, 2007, NSTAR issued a press release reporting financial results for the second quarter ended June 30, 2007.  A copy of the press release is included as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Number	Exhibit
99.1	NSTAR press release dated July 26, 2007

99.2

NSTAR Condensed Consolidated Statements of Income for the quarters ended June 30, 2007 and 2006, Condensed Consolidated Balance Sheets at June 30, 2007 and December 31, 2006 and energy sales data for the second quarter ended June 30, 2007 and 2006.

The information in this Form 8-K and Exhibit 99.1 attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR
(Registrant)
Date: July 26, 2007	By:	/s/ R. J. WEAFER, JR.
Robert J. Weafer, Jr.
Vice President, Controller
and Chief Accounting Officer